Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     The Herzfeld Caribbean Basin Fund, Inc.
                     ---------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                     The Herzfeld Caribbean Basin Fund, Inc.
                     ---------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                November 15, 2006
                     ---------------------------------------
                                                                  Miami, Florida
                                                                 August 31, 2006

TO THE STOCKHOLDERS OF
      THE HERZFELD CARIBBEAN BASIN FUND, INC.:

      The Annual Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") will be held on November 15, 2006, at 2:00 p.m. Eastern time, in the Lobby Conference Room, 300 South Pointe Drive, Miami Beach, FL 33139, for the following purposes:

      (1)   the election of one Class I director; and

      (2) to transact such other business as may properly come before the meeting and any adjournments thereof.

      The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each stockholder is invited to attend the Annual Meeting of Stockholders in person. Stockholders of record at the close of business on August 17, 2006, have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                                 CECILIA GONDOR
                                    Secretary


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                     The Herzfeld Caribbean Basin Fund, Inc.
                      P.O. Box 161465, Miami, Florida 33116

                                 PROXY STATEMENT
                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                NOVEMBER 15, 2006

      This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in Lobby Conference Room, 300 South Pointe Drive, Miami Beach, FL 33139, on November 15, 2006 at 2:00 p.m. Eastern time.

      Proxies may be solicited by mail, telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. You may revoke your proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to stockholders on or about August 31, 2006.

      THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEE FOR DIRECTOR AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

      On August 17, 2006, the date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 1,677,636 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

      At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the election of the director (Proposal 1). Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

      The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended June 30, 2006, and the most recent semi-annual report preceding the annual report to any stockholder requesting such reports.

      Requests for the annual report or semi-annual report should be made in writing to the Fund at the address set forth above or by calling the Secretary of the Fund, Cecilia Gondor, at 800-854-3863 or 305-271-1900.

                              ELECTION OF DIRECTOR
                                  (Proposal 1)

      One director is to be elected at the Annual Meeting. Pursuant to the Fund's By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office. Because the Fund's Class I director's term of office will expire in 2006, the Annual Meeting is being held for the election of that director. The Class II and Class III directors' terms of office will expire in 2007 and 2008, respectively.

      If authority is granted on the accompanying proxy card to vote in the election of directors, it is the intention of the person named in the proxy to vote at the Annual Meeting for the election of the nominee named below, who has consented to being named in the proxy statement and to serve if elected. If a nominee is unavailable to serve for any reason, the person named as proxy will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why the nominee listed below would be unable or unwilling to serve if elected.

      As of August 31, 2006, the Fund's Board of Directors consisted of four members. The Class I director of the Fund, Mr. Albert L. Weintraub, is the only nominee for election, and his current term as director will expire on the date of the Annual Meeting or when his successor is elected and qualifies. The nominee would serve until his successor has been elected and qualified.

      Certain information regarding the nominee as well as the current directors and executive officers of the Fund is set forth below.

Nominee for Director - "Independent Person"


Name, Address, Age         Position(s)     Term of Office and      Principal Occupation(s)      Number of Portfolios     Other
                              Held       Length of Time Served      During Past 5 Years         In Complex Overseen    Directorships
                            with Fund                                                                by Director     held by Nominee
------------------------------------------------------------------------------------------------------------------------------------
Albert L. Weintraub         Director       1999 to present          Senior Partner of Weintraub,            1          None
c/o The Herzfeld Caribbean                                          Weintraub; of counsel Orshan
Basin Fund, Inc.                                                    et al, attornies; Chairman of
PO Box 161465                                                       E-Lysium Transaction Systems,
Miami, FL  33116                                                    Inc., an application service provider
Age: 76                                                             of transaction processing,  billing
                                                                    and payment systems

Current Directors and Officers


Name, Address, Age       Position(s)  Term of Office and    Principal Occupation(s)   Number of Portfolios          Other
                            Held     Length of Time Served    During Past 5 Years      In Complex Overseen      Directorships
                          with Fund                                                        by Director        Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Officers:
---------

Thomas J. Herzfeld*        President,    1993 to present   Chairman and President of              2        The Cuba Fund, Inc.
PO Box 161465              Chairman,                       Thomas J. Herzfeld & Co., Inc.,                 (in registration)
Miami, FL  33116           Director                        a broker dealer, and
Age: 61                                                    Thomas J. Herzfeld Advisors, Inc.

Cecilia L. Gondor          Secretary,    1993 to present   Executive Vice President of                      N/A
PO Box 161465              Treasurer                       Thomas J. Herzfeld & Co., Inc.,
Miami, FL  33116                                           a broker dealer, and
Age: 44                                                    Thomas J. Herzfeld Advisors, Inc.

Independent Directors:
----------------------

Ann S. Lieff               Director      1998 to present   President of the Lieff Company, a      1        Hastings
c/o The Herzfeld Caribbean                                 management consulting firm that                 Entertainment, Inc.;
Basin Fund, Inc.                                           offers ongoing advisory services as             Claire's Stores, Inc.;
PO Box 161465                                              a corporate director to several leading         Birks & Mayors, Inc.
Miami, FL  33116                                           regional and national retail operations,
Age: 54                                                    1998-present; former CEO Spec's
                                                           Music 1980-1998, a retailer of
                                                           recorded music.

Michael A. Rubin           Director      2002 to present   Partner of Michael A. Rubin P.A.,      1        Margo Caribe, Inc.
c/o The Herzfeld Caribbean                                 attorney at law; Broker, Oaks
Basin Fund, Inc.                                           Management & Real Estate Corp., a
PO Box 161465                                              real estate corporation
Miami, FL  33116
Age: 64

Albert L. Weintraub        Director      1999 to present   Senior Partner of Weintraub,           1        None
c/o The Herzfeld Caribbean                                 Weintraub; of counsel Orshan
Basin Fund, Inc.                                           et al, attornies; Chairman of
PO Box 161465                                              E-Lysium Transaction Systems,
Miami, FL  33116                                           Inc., an application service provider
Age: 76                                                    of transaction processing,  billing
                                                           and payment systems

* An "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he/she is an officer and employee of the Fund's investment adviser.

Ownership of Fund Securities by Directors and Executive Officers


                                                   Dollar Range           Number of         Percent
Name                                          of Equity in the Fund**   Shares Held**     of Class**
-----------------------------------------------------------------------------------------------------------------
Interested Director and Executive Officer

Thomas J. Herzfeld                                 Over $100,000           52,475            3.13%
Cecilia L. Gondor                                $10,001 - $50,000          1,800            0.11%


Independent Directors

Ann S. Lieff                                     $10,001 - $50,000          1,666            0.10%
Michael A. Rubin                                   $1 - $10,000             1,000            0.06%
Albert L. Weintraub                                $1 - $10,000               500***         0.03%

All directors and executive officers
as a group (five persons)                               N/A                57,441            3.43%

**as of August 7, 2006
***Shares owned by Mr. Weintraub are under his indirect control and represent shares held by his wife and children

      The Board of Directors of the Fund held four regular meetings during the Fund's fiscal year ended June 30, 2006. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he or she was a member.

Audit Committee

      The Audit Committee of the Board currently consists of Messrs. Weintraub and Rubin, and Ms. Lieff, none of whom is an "interested person" of the Fund. Each member of the Audit Committee is considered independent under the applicable National Association of Securities Dealers' ("NASD") listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was included as Appendix A to the Fund's proxy statement for the 2004 Annual Meeting. The Audit Committee reviews the scope of the audit by the Fund's independent auditors, confers with the auditors with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of auditors for the Fund.


Audit Committee Report

      The Audit Committee met twice during the fiscal year ended June 30, 2006, and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Rothstein Kass & Company, LLP, the Fund's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and a letter from Rothstein Kass & Company, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Rothstein Kass & Company, LLP their independence. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended June 30, 2006.

Changes in Registrant's Certifying Accountant

      The Audit Committee of the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. has selected a new independent registered public accounting firm for the Fund following the resignation of the Fund's former accounting firm. Following a competitive bid process, which included requests for proposals from several accounting firms, the Fund's Audit Committee, on February 14, 2006, approved Rothstein, Kass & Company, LLP ("Rothstein Kass") to serve as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2006, replacing Kaufman, Rossin & Co. P.A. ("Kaufman Rossin"), the Fund's prior independent registered public accounting firm.

      Kaufman Rossin's reports on the Fund's financial statements for the past two fiscal years ended June 30, 2005 and 2004, respectively, did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits of the Fund's financial statements for each of the fiscal years ended June 30, 2005 and June 30, 2004, there were no disagreements between the Fund and Kaufman Rossin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Kaufman Rossin, would have caused Kaufman Rossin to make reference to the subject matter of the disagreement in connection with its report on the Fund's financial statements for such fiscal years.

      During the two most recent fiscal years ended June 30, 2005 and 2004, respectively, and through May 2, 2006, there have been no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended.

      The Fund has requested and Kaufman Rossin has furnished a letter addressed to the Securities and Exchange Commission ("SEC") stating whether Kaufman Rossin agrees with the above statements. A copy of Kaufman Rossin's letter dated February 28, 2006 was included as Exhibit 77.Q1 to the Registrant's Form N-SAR filed on March 1, 2006 with the SEC.

      During the fiscal years ended June 30, 2005 and 2004, respectively, and through February 14, 2006, neither the Fund nor anyone acting on its behalf consulted Rothstein Kass regarding either (1) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Fund's financial statements or (2) any matter that was the subject of a disagreement with Kaufman Rossin or event identified in Item 304(a)(1)(iv) of Regulation S-K.

                                       Albert L. Weintraub
                                       Ann S. Lieff
                                       Michael A. Rubin

Nominating Committee

      The Board has a Nominating Committee comprised solely of independent directors which consists of Messrs. Weintraub and Rubin, and Ms. Lieff. The Nominating Committee is responsible for reviewing and recommending qualified candidates in the event that a directorship is vacated or created, and operates under a written charter, a copy of which was included as Appendix A to the Fund's proxy statement for the 2004 Annual Meeting. The Nominating Committee will not consider nominees recommended by stockholders. Each member of the Nominating Committee is an independent director under the rules promulgated by the NASD. The Nominating Committee believes that candidates for director should have certain minimum qualifications, including (i) the ability to apply good business judgment and must be in a position to properly exercise their duties of loyalty and care; (ii) proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields; (iii) the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate; and (iv) the ability to read and understand basic financial statements, however the committee retains the right to modify these minimum qualifications from time to time. In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government. The committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Fund, if any, during their term, and confirms their independence if applicable. In the case of new director candidates, the committee first determines whether the nominee must be independent for purposes of The Nasdaq Stock Market and whether the candidate must be considered a disinterested director under the Investment Company Act. In either case, determinations are based upon the Fund's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, the rules of the National Association of Securities Dealers, and the advice of counsel, if necessary. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to discuss and consider such candidates' qualifications and recommend the nominee. The Nominating Committee held one meeting during the last fiscal year.

      Stockholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Secretary of the Fund, Attention Board of Directors. All such correspondence should be sent c/o the Fund at P.O. Box 161465, Miami, Florida, 33116.

      The Fund pays those directors who are not "interested persons" of the Fund $1,000 per year in addition to $400 for each meeting of the Board attended, plus reimbursement for expenses. Such fees totaled $7,000 for the fiscal year ended June 30, 2006.

      The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2006, is set forth in the compensation table below. Mr. Herzfeld receives no direct compensation for his services on the Fund's Board.

                                                                                                 Total Compensation
                                   Aggregate       Pension or Retirement         Estimated       From Fund and Fund
Name of Person and                Compensation        Benefits Accrued         Annual Benefits      Complex Paid to
Position with Fund               from the Fund   as Part of Fund Expenses     Upon Retirement         Directors
----------------------------------------------------------------------------------------------------------------------
Thomas J. Herzfeld*                     $0                 $0                       $0                     $0
President and Director

Ann S. Lieff                          $2,200               $0                       $0                   $2,200
Director

Albert L. Weintraub                   $2,600               $0                       $0                   $2,600
Director

Michael A. Rubin                      $2,200               $0                       $0                   $2,200
Director


*"Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

      The Fund does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance. All members of the Board attended the Fund's 2005 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR.

ADDITIONAL INFORMATION

      HERZFELD/CUBA (the "Adviser"), a division of Thomas J. Herzfeld Advisors, Inc., with offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116, serves as the Fund's investment adviser pursuant to an Investment Advisory Contract dated September 10, 1993. The Adviser also provides certain administration services to the Fund, but the Fund has no formal administrative contract. Mr. Herzfeld, a director of the Fund, is an executive of the Adviser.

      Thomas J. Herzfeld & Co., Inc., P.O. Box 161465, Miami, Florida 33116, acted as Underwriter to the Fund.

      Rothstein Kass & Company, LLP, 500 Ygnacio Valley Road, Walnut Creek, CA 94596, independent auditors, have been selected by the Board as the Fund's independent auditors for the current fiscal year ending on June 30, 2007. A representative of Rothstein Kass & Company, LLP will be available at the meeting and will have the opportunity to respond to appropriate questions from stockholders and to make such statements as desired.

INDEPENDENT AUDITORS' FEES

      The following table sets forth the aggregate fees charged by the independent auditors for the two most recent fiscal years for professional services rendered for: (i) the audit of the annual financial statements and the review of the financial statements included in the Fund's report to stockholders; (ii) assurance and related services; (iii) tax compliance, tax advice, and tax planning; (iv) all other products and services provided to the Fund which included matters related to regulatory issues and preparation of unaudited financial statements.

Fiscal Year-End*     Audit Fees      Audit-Related Fees    Tax Fees         All
                                                                      Other Fees
--------------------------------------------------------------------------------
   6/30/06             $37,500             $6,000           $5,000          $0
   6/30/05             $24,000               $0             $4,000        $3,054

*Kaufman, Rossin & Co., P.A. served as auditor for the fiscal year-ended 6/30/05; Rothstein Kass & Company, LLP served as auditor for the fiscal year-ended 6/30/06.

      The Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). At the present time, the Audit Committee has not adopted pre-approval policies and procedures, and would use the second method for pre-approval provided for in its charter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of August 17, 2006, there were no persons known by the Fund to own beneficially more than 5% of the outstanding shares of the Fund.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors, executive officers and certain other persons (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

      To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended June 30, 2006, all
Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

                              STOCKHOLDER PROPOSALS

      Proposals intended to be presented by stockholders for consideration at the 2007 Annual Meeting of Stockholders must be received by the Secretary of the Fund no later than May 3, 2007, in order to be included in the proxy statement for the meeting. A stockholder who wishes to make a proposal at the 2007 Annual Meeting of stockholders without including the proposal in the Fund's proxy statement must notify the Fund, and the Fund's officers, of such proposal no earlier than August 17, 2007 (90 days prior), and no later than September 17, 2007 (60 days prior, assuming a November 15, 2007 meeting.) If a stockholder fails to give notice by the later date, then the persons named as proxies in the proxies solicited by the Board for the 2007 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

      To submit a proposal, a stockholder must own 1% or $2,000 worth of shares of the Fund for at least one year and must own those shares through the date of the 2007 Annual Meeting. Stockholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.

                REPORTS TO STOCKHOLDERS AND FINANCIAL STATEMENTS

      The Annual Report to Stockholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 2006, is being mailed to stockholders. The Annual Report should be read in conjunction with this Proxy Statement but is not part of the proxy soliciting material. A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800-854-3863 or 305-271-1900.

                                  OPEN MATTERS

      Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,

                                                                  Cecilia Gondor
                                                           Treasurer & Secretary
                                         The Herzfeld Caribbean Basin Fund, Inc.

Dated: August 31, 2006

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.